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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
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                                    FORM 8-K



                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange act of 1934



       Date of Report (Date of earliest event reported): January 19, 1999

                            DEL MONTE FOODS COMPANY
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               (Exact Name of Registrant as Specified in Charter)



      Delaware                      33-36374-01                13-3542950
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(State or Other Jurisdiction        (Commission               (IRS employer
      of Incorporation)             File Number)            Identification No.)



One Market, San Francisco, California                            94105
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(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code:  (415) 247-3000
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                                 Not Applicable
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         (former name or former address, if changed since last report)


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Item 5. Other Events.

     On January 19, 1999, Del Monte Foods Company (the "Company") reported its financial results for the three and six months ended December 31, 1998. A copy of the press release issued by the Company on January 19, 1999 is attached hereto as Exhibit 99 and is incorporated by reference herein.

Item 7. Financial Statements. Pro Forma Financial Information and Exhibits.

(c) Exhibits.

     99.  Press release issued by Del Monte Foods Company on January 19, 1999.
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 19, 1999


                                        DEL MONTE FOODS COMPANY
                                        (Registrant)



                                        By: /s/ RICHARD G. WOLFORD
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                                        Name:  Richard G. Wolford
                                        Title: Chief Executive Officer
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                                 EXHIBIT INDEX


99   Press release issued by Del Monte Foods Company on January 19, 1999.